UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Anthony Snow
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On July 19, 2017, the Company held its Annual Meeting of Shareholders at the Retreat Conference Room, Shelburne NYC Hotel, 303 Lexington Avenue, New York, NY 10016. A total of 1,075,580,803 votes were represented at the meeting, and a quorum was present.  The following proposals were submitted to the shareholders:

1.
Proposal 1 to elect the director nominated by the Board of Directors named in the Proxy Statement;

2.
Proposal 2 to ratify the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017;

3.
Proposal 3 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company to declassify the Board of Directors to require that all directors stand for annual election and to change the shareholder vote required to amend Articles III, IV, and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement;

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed May 30, 2017.

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and broker non-votes and whether each proposal was approved, is set forth below.

1. Proposal 1 to elect the director nominated by the Board of Directors named in the Proxy Statement.

	FOR	WITHHOLD	BROKER NON-VOTES
Timothy McGrath	574,482,556	16,698,183	489,907,788

Mr. McGrath was elected to the Company’s Board of Directors.  The term of office is as follows: Timothy McGrath will continue until the 2020 annual meeting of shareholders and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Proposal 2 to ratify the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,075,580,803	2,099,881	3,407,853	0

The appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017 was ratified.

3. Proposal 3 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company to declassify the Board of Directors to require that all directors stand for annual election and to change the shareholder vote required to amend Articles III, IV, and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
585,161,043	1,298,123	4,721,583	489,907,788

The proposal to approve the amendment required an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares of the corporation entitled to vote for the election of directors, and the proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: July 20, 2017	By:	/s/ Anthony Snow
Interim President and Corporate Secretary